EXHIBIT 10.11C

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES OR BLUE SKY LAWS AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE ASSIGNED EXCEPT (1) PURSUANT TO A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES WHICH IS EFFECTIVE UNDER THE ACT OR
(2) PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT RELATING TO THE DISPOSITION OF SECURITIES AND (3) IN ACCORDANCE WITH APPLICABLE STATE SECURITIES AND BLUE SKY LAWS AND (4) THE TERMS OF SECTION 6 OF THIS WARRANT. ALL OR A PORTION OF THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF ARE SUBJECT TO FORFEITURE PURSUANT TO THE TERMS OF AMENDMENT TO ASSET PURCHASE AGREEMENT DATED AS OF FEBRUARY 1, 2001 AMONG THE COMPANY, ETG, INC., ENTERPRISE TECHNOLOGY GROUP, INCORPORATED, WARREN OUSLEY AND PETER MILLER.


                                     WARRANT

                                 65,000 WARRANTS


                               INFOCROSSING, INC.

         This warrant certificate (the "Warrant Certificate") certifies that, for value received, Enterprise Technology Group, Incorporated or registered assigns under Section 6 hereof (the "Holder") is the owner of sixty five thousand (65,000) warrants specified above (the "Warrants") each of which entitles the Holder thereof to purchase one (1) fully paid and nonassessable share of common stock, $ .01 par value (the "Common Stock"), of Infocrossing, a corporation organized under the laws of the State of Delaware (the "Company"), or such other number of shares as may be determined pursuant to an adjustment in accordance with Section 3 hereof, at the price per share set forth in Section 3 hereof, subject to adjustment from time to time pursuant to Section 3 hereof (the "Warrant Price") and subject to the provisions and upon the terms and conditions set forth herein.

1.       Term of Warrant; Vesting.

         Subject to the vesting provisions of the immediately succeeding sentence, the term of the Warrants shall be ten years (the "Term") commencing on February 1, 2001 and expiring at 5:00 p.m., New York time, on January 31, 2011 (the "Expiration Time"). The Warrants shall vest as follows: Warrants to purchase (i) 21,667 shares of Common Stock shall vest on September 16, 2001 and may be exercised at any time during the period commencing September 16, 2001 and ending at the Expiration Time; (ii) 1,805 shares of Common Stock shall vest each month during the 23 month period beginning on October 16, 2001 and Warrants to purchase such shares may be exercised at any time commencing on the date such shares become vested and ending at the Expiration Time; and (iii) 1,818 shares of Common Stock shall vest on September 16, 2003 and may be purchased at any time during the period commencing September 16, 2003 and ending at the Expiration Time. All unexercised Warrants shall expire at the Expiration Time.





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

2.       Common Stock Fully Paid; Reservation of Shares.
         -----------------------------------------------

         All Common Stock which may be issued upon the exercise of the Warrants (the "Warrant Securities") will, upon issuance, be fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof. During the period within which the rights represented by this Warrant Certificate may be exercised, the Company will at all times have authorized, and reserved for the purpose of the issuance upon exercise of the purchase rights evidenced by this Warrant Certificate, a sufficient number of shares of its Common Stock to provide for the exercise of the Warrants.

3.       Warrant Price; Adjustment of Warrant Price and Number of Shares.
         ----------------------------------------------------------------

         The Warrant Price shall be $18.00 per share of Common Stock, and the Warrant Price and the number of shares of Common Stock purchasable upon exercise of the Warrants shall be subject to adjustment from time to time, as follows:

(a) Reclassification, Consolidation or Merger. In case of any reclassification or change of outstanding securities of the class issuable upon exercise of the Warrants, or in case of any consolidation or merger of the Company with or into another corporation or entity, other than a consolidation or merger with another corporation or entity in which the Company is the continuing corporation and which does not result in any reclassification, conversion or change of outstanding securities issuable upon exercise of the Warrants, the Company, or such successor corporation, as the case may be, shall execute a new warrant certificate (the "New Warrant Certificate"), providing that the Holder of this Warrant Certificate shall have the right to exercise such new warrants and procure upon such exercise, in lieu of each share of Common Stock theretofore issuable upon exercise of the Warrants, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, conversion, change, consolidation, or merger by a holder of one share of Common Stock. Such New Warrant Certificate shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 3. The provisions of this Section 3(a) shall similarly apply to successive reclassifications, changes, consolidations, mergers and transfers.

(b) Subdivisions, Combinations and Stock Dividends. If the Company shall subdivide or combine its Common Stock, or shall pay a dividend with respect to Common Stock payable in, or make any other distribution with respect to its Common Stock consisting of, shares of Common Stock, then the Warrant Price shall be adjusted, from and after the date of determination of shareholders entitled to receive such dividend or distribution, to that price (rounded to the nearest $.01) determined by multiplying the Warrant Price in effect immediately prior to such date of determination by a fraction (i) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution and (ii) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such dividend or distribution. Such adjustment shall be made successively whenever such a dividend or distribution occurs.






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
         Upon each adjustment in the Warrant Price pursuant to this Section 3(b) hereof, the number of shares of Common Stock purchasable hereunder shall be adjusted to the product obtained by multiplying the number of shares purchasable immediately prior to such adjustment in the Warrant Price by a fraction (i) the numerator of which shall be the Warrant Price immediately prior to such adjustment and (ii) the denominator of which shall be the Warrant Price immediately thereafter.

(c) Minimum Adjustment. No adjustment of the Warrant Price or the number of shares of Common Stock purchasable hereunder shall be made if the amount of any such Warrant Price adjustment would be an amount less than $.01, but any such amount shall be carried forward and an adjustment in respect thereof shall be made at the time of, and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate an increase or decrease of $.01 or more.

4.       Notice of Adjustments.

         Whenever any adjustment shall be made pursuant to Section 3 hereof, the Company shall prepare a certificate signed by its chief financial officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, the Warrant Price after giving effect to such adjustment and the number of shares of Common Stock then purchasable upon exercise of the Warrants, and shall cause copies of such certificate to be mailed to the Holder hereof at the address specified in Section 8(d) hereof, or at such other address as may be provided to the Company in writing by the Holder hereof.

5.       Compliance with Securities Act.

(a) If the Holder of this Warrant Certificate represents to the Company at the time of exercise of the Warrants that it (i) is not currently an affiliate of the Company and has not been an affiliate of the Company for the three month period prior to the date hereof and (ii) has owned the Warrants for the two-year period prior to exercise of the Warrants, then the provisions of Section 5(b) shall not apply to this Warrant Certificate.

(b) The Holder of this Warrant Certificate, by acceptance hereof, agrees that the Warrants are being, and the Warrant Securities to be received upon due exercise of this Warrant will be, acquired for investment and that it will not offer, sell or otherwise dispose of the Warrants or any Warrant Securities except under circumstances which will not result in a violation of the Securities Act of 1933, as amended (the "Act"), or applicable state securities or blue sky laws. Upon exercise of the Warrants, the Holder hereof shall, if requested by the Company, confirm in writing that the shares of Common Stock so purchased are being acquired for investment and not with a view toward distribution or resale. All shares of Common Stock issued upon exercise of the Warrants (unless registered under the Act) shall be stamped or imprinted with a legend substantially in the following form:

         THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES OR BLUE SKY LAWS AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE ASSIGNED EXCEPT (1) PURSUANT TO A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES WHICH IS EFFECTIVE UNDER THE ACT OR
(2) PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT RELATING TO THE DISPOSITION OF SECURITIES AND (3) IN ACCORDANCE WITH APPLICABLE STATE SECURITIES AND BLUE SKY LAWS. IN ADDITION, THE TRANSFER OF THESE SHARES IS SUBJECT TO THE CONDITIONS SPECIFIED IN THE WARRANT CERTIFICATE DATED AS OF FEBRUARY 1, 2001 ORIGINALLY ISSUED BY THE COMPANY TO PURCHASE SHARES OF COMMON STOCK, $.01 PAR VALUE PER SHARE, OF THE COMPANY. A COPY OF THE WARRANT IS ON FILE WITH THE SECRETARY OF THE COMPANY AND WILL BE FURNISHED WITHOUT CHARGE TO THE HOLDER OF THIS CERTIFICATE UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY. ALL OR A PORTION OF THESE SHARES ARE SUBJECT TO FORFEITURE PURSUANT TO THE TERMS OF AMENDMENT TO ASSET PURCHASE AGREEMENT DATED AS OF FEBRUARY 1, 2001 AMONG THE COMPANY, ETG, INC., ENTERPRISE TECHNOLOGY GROUP, INCORPORATED, WARREN OUSLEY AND PETER MILLER.

6.       Transfer.
         ---------

         Neither the Warrants nor any Warrant Securities shall be transferable on or prior to January 31, 2002 without the prior written consent of the Company. Subject to the preceding sentence, the Warrants and all rights under this Warrant Certificate are transferable, in whole or in part, at the principal office of the Company by the Holder hereof, in person or by its duly authorized attorney, upon surrender of this Warrant Certificate properly endorsed (with the instrument of transfer form attached hereto as Exhibit 2 duly executed), together with payment of all transfer taxes, if any, payable in connection herewith. If the representation in paragraph 2.a. of Exhibit 2 cannot be made by the Holder at the time of transfer, any transfer of the Warrants and all rights under this Warrant Certificate will be subject to the restrictions on transfer set forth in Section 5(b). Each Holder of this Warrant Certificate, by taking or holding the same, consents and agrees that this Warrant Certificate, when endorsed in blank, shall be deemed negotiable; provided, however, that the last Holder of this Warrant Certificate as registered on the books of the Company may be treated by the Company and all other persons dealing with this Warrant Certificate as the absolute owner of the Warrants for any purposes and as the person entitled to exercise the rights represented by this Warrant Certificate or to transfer the Warrants on the books of the Company, any notice to the contrary notwithstanding, unless and until such Holder seeks to transfer registered ownership of the Warrants on the books of the Company and such transfer is effected.

7.       Miscellaneous.
         --------------

(a) Replacement. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant Certificate and, in the case of loss, theft or destruction, on delivery of an indemnity agreement or bond reasonably satisfactory in form and amount to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant Certificate, the Company, at its expense, will execute and deliver, in lieu of this Warrant Certificate, a new warrant certificate of like tenor.




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
(b)      Notice of Capital Changes.  In case:

(i) the Company shall declare any dividend or distribution payable to the holders of shares of Common Stock;

(ii) there shall be any capital reorganization or reclassification of the capital of the Company, or consolidation or merger of the Company with, or sale of all or substantially all of its assets to, another corporation or business organization; or

(iii) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company.

then, in any one or more of said cases, the Company shall give the Holder hereof prior written notice of such event, in the manner set forth in Section 7(c) below, at least 30 days prior to the date on which a record shall be taken for such dividend or distribution or for determining shareholders entitled to vote upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, winding up or the date when any such transaction shall take place, as the case may be.

(c) Notice. Any notice to be given to either party under this Warrant Certificate shall be in writing and shall be deemed to have been given to the Company or the Holder hereof, as the case may be, when delivered in hand or when sent by first class mail, postage prepaid, addressed, if to the Company, at its principal office and, if to the Holder hereof, at its address as set forth in the Company's books and records or at such other address as the Holder hereof may have provided to the Company in writing.

(d) No Impairment. The Company will not, by amendment of its Articles of Incorporation, Bylaws or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant Certificate.

(e) Warrant Holder Not Stockholder. This Warrant Certificate shall not confer upon the Holder hereof any right to vote or to consent to or receive notice as a stockholder of the Company, as such, in respect of any matters whatsoever, or any other rights as a stockholder, prior to the exercise hereof.

(f)      Governing Law; Jurisdiction.

This Warrant Certificate shall be deemed to be a contract made under, and shall be construed in accordance with, the laws of the State of Delaware without giving effect to conflict of laws principles.

The Company has caused this Warrant Certificate to be executed as of the 1st day of February, 2001

                                                     INFOCROSSING, INC.


                                                 By:               /s/
                                                    Name:  Charles F. Auster
                                                    Title: President & CEo
Attest:

By:        /s/
    Nicholas J. Letizia












































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

                            EXHIBIT 1 to the Warrant

                               NOTICE OF EXERCISE

TO: Infocrossing, Inc.

1. The undersigned hereby irrevocably elects to purchase _________________ (_________) shares of the Common Stock, $.01 par value per share, of Infocrossing, Inc. (the "Company") covered by Warrant No.___ according to the terms thereof and herewith makes payment of the Warrant Price of such shares in full.

2. Payment is hereby made in the amount of $_______ by (i) cash, (ii) wire transfer or (iii) certified or bank check payable to Infocrossing, Inc.

3.       Specify by check mark one of the following choices:

         __ a.    The undersigned hereby represents and warrants to the Company as follows:

                     i. The undersigned is not currently an affiliate of the Company and has not been an affiliate of the Company for the three month period prior to the date hereof; and

                   ii. The undersigned has owned the warrants for the two-year period prior to exercise of the Warrants .

         __ b. The undersigned is unable to make the representations and warranties set forth in paragraph 3.a. above.

4. Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:


------------------------------------
Signature


------------------------------------
Name


------------------------------------
Address

Dated: ____________________









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

                            EXHIBIT 2 to the Warrant

                               FORM OF ASSIGNMENT


1 For value received, the undersigned hereby sells, assigns and transfers unto ____________________ the rights represented by the within Warrant Certificate to purchase _________________ shares of Common Stock of Infocrossing, Inc. to which the within Warrant Certificate relates and appoints _______________________ to transfer such rights on the books of Infocrossing, Inc. with full power of substitution in the premises.

2.       Specify by check mark one of the following choices:

         __ a. The undersigned hereby represents and warrants to the Company as follows:

                  i. The undersigned is not currently an affiliate of the Company and has not been an affiliate of the Company for the three month period prior to the date hereof; and

                  ii. The undersigned has owned the Warrants for the two-year period prior to transfer of the Warrants.

         __ b. The undersigned is unable to make the representations and warranties set forth in paragraph 2.a. above.



------------------------------------
Signature

Dated: ____________________





















                                      X-17